CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------

Dear Shareholder:

Enclosed you will find the Capstone Government Income Fund (the "Fund" or "CGIF") annual report for the year ended November 30, 1997.

PERFORMANCE:

U.S. credit markets were relatively stable in 1997. The U.S. Treasury two-year note traded at 5.74% in November 1996 which is almost exactly where it traded at the end of the Fund's fiscal year end. The longer end of the Government yield curve rallied somewhat during the same period as yields on the long bond fell from about 6.50% to just over 6.00% in November 1997. Trading ranges were also reflective of a relatively complacent market environment. The available yields on the two-year Treasury note only rose about 70 basis points from the lows, and the available yields on the bond only ranged about 50 basis points higher and lower than its 6.50% starting point last year.

In this environment, the Fund's managers were sensitive to the relatively small amount of yield pickup available between very short and intermediate-term notes. Since there was little economic incentive to extend duration, the weighted average maturity of the Fund's investments were maintained at less than one year over much of the period. In addition, the Fund's managers attempted to further hedge the portfolio against potential rate increases by selling short-dated covered call options against the portfolio's longer-dated securities when such purchases were made.

The result of this strategy for the past fiscal year is depicted below. The first graph illustrates the growth of a $10,000 investment in the Fund since March 1991(1) versus the performance of an average money market fund, as monitored in the IBC Donoghue Money Market Report (the "Money Fund Report")(2). As you can see, such an investment in the Fund grew to $13,156 compared to $13,239 in the average money market fund, or 4.15% versus 4.24%, on an annualized basis. Investors should be aware that the principal value of the Fund will fluctuate with changes in market conditions, while the primary objective of the average money market fund is to maintain a stable net asset value.

The second graph compares the Fund's performance over the past 10 years to that of the Lehman Brothers 1 to 3 Year Government Index (the "Index"). The Index, which is unmanaged, measures the performance of U.S. Government and agency fixed rate debt issues rated investment grade or higher by Moody's, Standard & Poor's, or Fitch. Total return includes price appreciation/depreciation and income as a percentage of the original investment. All calculations for the Fund include the reinvestment of distributions and are based on historical information. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares when redeemed, may be worth more or less than their original cost.

CGIF vs. MONEY MARKET FUNDS
GROWTH OF $10,000 (3/1/91-11/30/97)
GRAPH:
            GIF      M.MKT
            10000    10000
11/91       10526    10408
11/92       10954    10774
11/93       11360    11056
11/94       11519    11433
11/95       12116    12041
11/96       12609    12620
11/97       13156    13239



CGIF vs. LEHMAN BROS. 1-3 YR. GOV'T INDEX
GROWTH OF $10,000 (12/1/87-11/30/97)
GRAPH:
          CGIF   INDEX
          10000  10000
11/88     11176  10668
11/89     11909  11811
11/90     11724  12863
11/91     12491  14317
11/92     12999  15301
11/93     13480  16215
11/94     13670  16330
11/95     14377  17998
11/96     14963  19055
11/97     15612  20191

AVERAGE ANNUAL TOTAL RETURN
as of 11/30/97

1 Year    5 Year    10 Year
4.34%     3.73%     4.56%



(1) Changes to the name, investment objectives and policies of the Fund were approved by stockholders in January 1991 and became effective on March 1, 1991. Prior to that date, the Fund invested in U.S. Government and corporate bonds, money market instruments and other income producing securities.
(2) The IBC/Donoghue Money Market Report is a weekly publication that tracks the performance of money market mutual funds. The performance quoted herein of the "average money market fund" is based on the performance of 101 funds, with assets totaling $80 billion.

                                                CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
DIVIDENDS:

The Fund has not made regular distributions of income since December 30, 1996, so as to stabilize expenses and net asset values. As a result, the Fund accumulates all interest income and capital gains until the end of the calendar year, when it must distribute substantially all such earnings in order to retain its tax status as a regulated investment company. The next regular distribution will be made on December 30, 1997, for shareholders of record on December 29, 1997.

OUTLOOK:

As was the case last year, the Fund managers anticipate maintaining a conservative investment portfolio of very short maturity U.S. Government and Treasury notes. The interest rate sensitivity of the portfolio's longer duration holdings will be most commonly hedged with the sale of covered options. Little duration extension will be made to the portfolio until such time as interest rates have risen significantly in the managers' view and/or yield spreads between money market instruments and two-year Treasury notes widen from current levels. In any case, it is not an objective of the Fund to attempt to profit from speculation as to the direction of interest rates or to leverage portfolio assets in any way.

We thank you for your investment in the Fund and we are available to answer any questions. Please contact us at (800) 262-6631.



------------------------------                   ------------------------------
/s/ Edward L. Jaroski                            /s/ Howard S. Potter
Edward L. Jaroski                                Howard S. Potter
President                                        Executive Vice President







          This publication must be accompanied or preceded by a current prospectus for Capstone Government Income Fund.

                                                CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - November 30, 1997
-----------------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL           VALUE   PERCENTAGE OF
BONDS                                                                           AMOUNT   (SEE NOTE 1-A)   NET ASSETS
U.S. GOVERNMENT & GOVERNMENT AGENCIES (83.64%)
U.S. Treasury Note, 5.500%, 11/15/98 .....................................$ 17,000,000    $ 16,957,500        23.40%
U.S. Treasury Note, 5.625%, 10/31/99 .....................................  10,000,000       9,968,100        13.76
FNMA, 5.691%, 03/13/98 ...................................................   6,000,000       5,999,940         8.28
FHLB Note, 5.945%, 05/26/99 ..............................................   5,000,000       5,000,000         6.90
FHLB Note, 5.800%, 01/23/98 ..............................................   1,700,000       1,699,703         2.37
FHLB Note, 6.085%, 12/09/99 ..............................................   3,000,000       3,000,000         4.14
FHLB Note, 6.270%, 12/20/99 ..............................................   3,000,000       2,997,885         4.14
FMC Discount Note, 12/15/97 ..............................................  15,000,000      14,968,208        20.65
                                                                                          ------------       ------
TOTAL U.S. GOVERNMENT (Cost $60,628,491) .................................                  60,591,336        83.64


SHORT-TERM OBLIGATIONS

REPURCHASE AGREEMENTS (16.00%)
First Boston, 5.70%, 12/01/97 (dated 11/28/97) Collateralized by $10,935,000
  Tennessee Valley Authority, 8.625%, due 11/15/29
  (Repurchase Proceeds $11,595,505) .....................................   11,590,000      11,590,000        16.00
                                                                                          ------------       ------

      TOTAL SHORT-TERM OBLIGATIONS (Cost $11,590,000) ....................................  11,590,000        16.00

      TOTAL INVESTMENTS IN SECURITIES (Cost $72,218,491) .................................  72,181,336        99.64
      OTHER ASSETS LESS LIABILITIES ......................................................     262,946         0.36
                                                                                          ------------       ------
      NET ASSETS .........................................................................$ 72,444,282       100.00%
                                                                                          ============       ======

At November 30, 1997, unrealized appreciation (depreciation) of securities based on Federal income tax cost is as follows:

Unrealized appreciation ..................................................................$    11,654
Unrealized depreciation ..................................................................    (42,509)
                                                                                          -----------
  Net unrealized depreciation ............................................................$   (30,855)
                                                                                          ===========
                           SCHEDULE OF OPTIONS WRITTEN
                                                                                           FACE AMOUNT
COVERED CALL OPTION                                                                        OF CONTRACT           VALUE
U.S. Treasury Note, 5.625%, due 10/31/99 .................................................$ 10,000,000          $6,200
                                                                                                                ======
December 1997 at $99.875 (Premium received $12,500)

See Accompanying Notes to Financial Statements

                                                CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES - November 30, 1997
-------------------------------------------------------------------------------
ASSETS:
         Investments in securities at market value (identified cost $72,218,491) (Note 1A) ......... $ 72,181,336
         Cash ......................................................................................        5,434
         Interest receivable .......................................................................      425,286
                                                                                                     ------------

              Total Assets .........................................................................   72,612,056
                                                                                                     ------------


LIABILITIES:

         Written option, at value (premium received $12,500) (Notes 1A, 1B, and 4) .................        6,200
         Payable for capital stock redeemed ........................................................      109,730
         Accrued expenses ..........................................................................       51,844
                                                                                                     ------------


              Total Liabilities ....................................................................      167,774
                                                                                                     ------------


NET ASSETS ......................................................................................... $ 72,444,282
                                                                                                     ============


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
($72,444,282/2,902,670 shares outstanding of $.001 par value, 200,000,000 shares authorized) ....... $      24.96
                                                                                                     ============


SOURCE OF NET ASSETS:

         Paid in capital ........................................................................... $ 76,266,380
         Undistributed net investment income .......................................................    2,945,523
         Accumulated net realized loss on investments ..............................................   (6,736,766)
         Net unrealized depreciation of securities and written options .............................      (30,855)
                                                                                                     ------------


              Total ................................................................................ $ 72,444,282
                                                                                                     ============

                 See Accompanying Notes to Financial Statements

                                                CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS FOR THE YEAR ENDED - November 30, 1997
-------------------------------------------------------------------------------
INVESTMENT INCOME

         Interest income .............................................................................$ 3,490,346

         Expenses:
              Advisory fees (Note 2) ...................................................$   249,523
              Distribution fees (Note 2) ...............................................    124,893
              Administrative services (Note 2) .........................................     61,380
              Transfer agent fees ......................................................     33,538
              Reports and notices to stockholders ......................................     11,907
              Professional fees ........................................................     22,079
              Directors' fees and expenses .............................................      7,487
              Custodian fees ...........................................................      4,790
              Registration and filing fees .............................................     12,776
              Miscellaneous ............................................................     16,450
                                                                                        -----------

                 Total Expenses ......................................................................    544,823
                                                                                                      -----------

                     Net Investment Income ...........................................................  2,945,523
                                                                                                      -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Net realized loss from security transactions ................................................   (225,479)
         Net realized gain from written options ......................................................     45,117

         Unrealized depreciation of investments:
              Beginning of period ......................................................    (34,222)
              End of period ............................................................    (30,855)
                                                                                        -----------

              Net change in unrealized depreciation of investments ...................................      3,367
                                                                                                      -----------

              Net realized and unrealized loss on investments ........................................   (176,995)
                                                                                                      -----------

                  Net increase in net assets resulting form operations ...............................$ 2,768,528
                                                                                                      ===========
                 See Accompanying Notes to Financial Statements

                                                CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                                                 YEAR ENDED            YEAR ENDED
                                                                          NOVEMBER 30, 1997     NOVEMBER 30, 1996
OPERATIONS:
Net investment income ........................................................ $  2,945,523          $  2,458,569
Net realized loss on investments .............................................     (180,362)             (154,720)
Net change in unrealized depreciation of investments .........................        3,367              (117,237)
                                                                               ------------          ------------
Net increase in net assets resulting from operations .........................    2,768,528             2,186,612


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................................................     (253,678)             (599,304)
                                                                               ------------          ------------

CAPITAL SHARE TRANSACTIONS:
Increase (decrease) in net assets resulting
     from capital share transactions (Note 3) ................................   (9,824,539)           10,169,466
                                                                               ------------          ------------
       Total increase (decrease) in net assets ...............................   (7,309,689)           11,756,774

NET ASSETS
Beginning of year ............................................................   79,753,971            67,997,197
                                                                               ------------          ------------
End of year (including undistributed net investment income of $2,945,523
     and $2,205,726, respectively) ........................................... $ 72,444,282          $ 79,753,971
                                                                               ============          ============

                 See Accompanying Notes to Financial Statements

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - November 30, 1997
-------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Capstone Government Income Fund, referred to as the "Fund", is the initial series of Capstone Fixed Income Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was originally incorporated in Delaware in 1968 and was reorganized as the initial series of the Corporation, which was established under Maryland Law on May 11, 1992.

     The current investment objective of the Fund is to earn a high level of total return, consistent with safety of principal. The Fund seeks to achieve this objective by investing in debt obligations that have remaining maturities of three years or less and that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and by engaging in certain income enhancement strategies. Because of the risks inherent in any investment program, the Fund cannot ensure that its investment objectives will be realized. The Fund changed its fiscal and tax year end from September 30 to December 31, commencing with December 31, 1991. The Fund changed its fiscal year end to November 30, commencing with November 30, 1995, but continues to maintain a December 31 tax year end.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) VALUATION OF INVESTMENTS - Debt securities (other than short-term obligations) including listed issues are valued at the mean between the bid and asked prices on the basis of valuations furnished by a pricing service. Over-the-counter options, which include both written and purchased options, are valued using the Black-Scholes Model, which utilizes the option's characteristics when bought or sold and the market price of the underlying security to determine a daily price for each OTC option's position. The only pricing variable changed daily is the price of the underlying security. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors). Short-term investments are valued at amortized cost which approximates value.

                                                CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------

(B) CALL AND PUT OPTIONS - When the Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. The Fund, as the writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the current market price.

     The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater
(less) than the cost of the option purchased. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer.

(C) REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines of the Corporation's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as fully collateralized loans of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization of the collateral by the Fund may be delayed or limited. In an attempt to minimize these risks, the Adviser will consider and monitor the creditworthiness of parties to repurchase agreements.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income on investments is accrued daily. Premiums on securities purchased are amortized over the life of the respective securities and discounts are recharacterized to income, limited to the extent of any capital gain upon sale or maturity of the respective security. Realized gains and losses from security transactions are determined on the basis of identified cost.

(E) FEDERAL INCOME TAXES - No provision is considered necessary for Federal income taxes since it is the policy of the Fund to distribute all of its taxable income, including any net realized gains on sales of investments, and to qualify as a "regulated investment company" under the applicable section of the Internal Revenue Code. The Fund has approximately $6,532,700 of capital losses for Federal income tax purposes available to offset future taxable capital gains, if any, of which $1,910,000 expires in December 1999, $2,194,600 expires in December 2001, $1,252,800 expires in December 2002, $1,005,300 expires in December 2003 and $170,000 expires in December 2004.

(F) SHARE TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS - Fund shares are sold in continuous public offering at the net asset value. Transactions in Fund shares are recorded on the trade date. The Fund redeems its shares at the net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at net asset value.

                                                CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
     Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The Fund also utilizes earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction for income tax purposes. The Fund files its tax return on a December 31 basis; all permanent book/tax differences are adjusted at that time.

(G) USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from the estimates.


NOTE 2 - INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Capstone Asset Management Company ("CAMCO"), serves as the Investment Adviser to the Fund pursuant to an Investment Advisory Agreement dated May 11, 1992 between CAMCO and the Fund. Since May, 1992 New Castle Advisers, Inc. ("NCA") had served as Subadviser to the Fund pursuant to a Subadvisory Agreement between CAMCO and NCA. On January 1, 1996, Capstone Financial Services, Inc. ("CFS"), the parent company of the Adviser, acquired a majority interest in NCA, and NCA simultaneously resigned as subadviser to the Fund. The Fund therefore no longer has a separate subadviser. This change has had no effect on the management of the Fund or the advisory fees paid by the Fund, since fees to NCA were previously paid by the Adviser out of its fees from the Fund. The Adviser now retains the entire fee, which is computed daily and paid monthly at the annual rate of 0.40% of the first $250 million of the Fund's average daily net assets and 0.36% of such assets over $250 million.

     CAMCO also provides administrative services to the Fund pursuant to an Administrative Agreement. For these services, CAMCO is paid a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets. Effective February 10, 1997, Fifth Third Bank serves as Fund Accountant.

     Investment advisory and administrative fees paid to CAMCO for the year ended November 30, 1997 were $310,903.

     Pursuant to the Investment Advisory Agreement and the Administrative Agreement, CAMCO has agreed to reduce its fees on a pro rata basis (but not below zero) to the extent that the Fund's ordinary expenses for any fiscal year (including advisory or administrative fees, but excluding brokerage commissions, interest, local, state and Federal taxes and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund. Due to recent Federal and state legislation, such state expense limitations are no longer applicable to the Fund.

     Pursuant to a Distribution Agreement with the Fund dated May 11, 1992, Capstone Asset Planning Company ("CAPCO"), is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby it uses its assets to finance certain activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for particular expenditures incurred by it in connection with the distribution of the Fund's shares to investors and provision of certain stockholder services including, but not limited to, the payment of compensation, including incentive compensation, to securities dealers (which may include CAPCO itself) and certain banks, investment advisers and pension consultants (collectively, the "Service Organizations") to obtain various distribution-related and/or administrative services for the Fund. CAPCO is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     Under the Plan, payments made to CAPCO may not exceed an amount computed at an annual rate of 0.20% of the average net assets of the Fund. CAPCO is permitted to collect fees under the Plan on a monthly basis. Any expenditures incurred in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.20% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date. During the year ended November 30, 1997, the Fund paid $124,893 in distribution expenses. Of this amount $85,775 was paid to Service Organizations other than CAPCO.

                                                CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
     CAMCO is an affiliate of CAPCO and both are wholly-owned subsidiaries of CFS. Certain officers and directors of the Fund, are also officers and directors of CAMCO, CAPCO, and CFS.


NOTE 3 - CAPITAL STOCK

     Transactions in capital stock were as follows:

                                                                   YEAR ENDED                            YEAR ENDED
                                                               NOVEMBER 30, 1997                     NOVEMBER 30, 1996
                                                              SHARES              VALUE             SHARES              VALUE
Shares sold ..........................................     7,182,708      $ 174,386,902          5,128,444      $ 122,330,049
Shares issued to shareholders in reinvestment
  of distributions ...................................         9,684            231,939             24,145            568,610
                                                       -------------      -------------      -------------      -------------
                                                           7,192,392        174,618,841          5,152,589        122,898,659
Shares reacquired ....................................    (7,550,644)      (184,443,380)        (4,620,858)      (112,729,193)
                                                       -------------      -------------      -------------      -------------
Net increase (decrease) ..............................      (358,252)     $  (9,824,539)           531,731      $  10,169,466
                                                       =============      =============      =============      =============

     In January 1997, the Fund effected a five for one reverse stock split. All shares and per share information have been adjusted to reflect this transaction.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended November 30, 1997, the cost of purchases and proceeds from sales of securities other than short-term obligations aggregated $169,918,706 and $176,610,732, respectively.

     Written options transactions during the period are summarized as follows:

                                                                   CALL/PUT OPTIONS WRITTEN         FACE AMOUNT
                                                                          PREMIUMS RECEIVED        OF CONTRACTS
Options outstanding at November 30, 1996 .........................             $    (15,625)      $ 10,000,000
Options written ..................................................                  (76,563)        49,000,000
Options closed ...................................................                   60,938        (35,000,000)
Options exercised ................................................                   18,750        (14,000,000)
Options expired ..................................................                     --                 --
                                                                               ------------       ------------
Options outstanding at November 30, 1997 .........................             $    (12,500)      $ 10,000,000
                                                                               ============       ============

As of November 30, 1997, portfolio securities valued at $9,968,100 were subject to covered call options written by the Fund.

                                                CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - November 30, 1997
-------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated
                                                                                  ELEVEN
                                                                                  MONTHS
PER SHARE DATA(3)                                           YEAR ENDED 11/30       ENDED             YEAR ENDED 12/31
                                                             1997        1996   11/30/95(1)     1994        1993       1992
Net asset value at beginning of period...............      $24.45      $24.90     $23.65      $24.00      $23.70     $23.35
                                                           ------      ------     ------      ------      ------     ------

Income from investment operations:
     Net investment income...........................        1.15        1.00       1.20        0.90        0.85       1.15
     Net realized and unrealized gain (loss).........       (0.11)      (0.05)      0.05       (0.60)      (0.05)     (0.30)
                                                           ------      ------     ------      ------      ------     ------

     Total from investment operations................        1.04        0.95       1.25        0.30        0.80       0.85
                                                           ------      ------     ------      ------      ------     ------

Less distributions from net investment income........       (0.53)      (1.40)      0.00       (0.65)      (0.50)     (0.50)
                                                           ------      ------     ------      ------      ------     ------

Net asset value at end of period.....................      $24.96      $24.45     $24.90      $23.65      $24.00     $23.70
                                                           ======      ======     ======      ======      ======     ======

TOTAL RETURN.........................................        4.34%       4.07%      5.29%       1.13%       3.32%      3.55%
                                                           ======      ======     ======      ======      ======     ======

RATIOS/SUPPLEMENTAL DATA
Ratio of operating expenses to average net assets....        0.87%       0.95%      0.77%(2)    0.87%       0.93%      0.92%
Ratio of interest expense to average net assets......        0.00%       0.00%      0.00%       0.00%       0.00%      0.04%
                                                           ------      ------     ------      ------      ------     ------

Ratio of total expenses to average net assets........        0.87%       0.95%      0.77%(2)    0.87%       0.93%      0.96%
                                                           ======      ======     ======      ======      ======     ======

Ratio of net investment income to average net assets.        4.72%       4.44%      5.56%(2)    4.20%      33.64%      4.69%

Portfolio turnover rate..............................      563.42%     615.39%    309.66%     285.13%     596.36%    633.41%

Net assets at end of period (in thousands)...........     $72,444     $79,754    $67,997      $8,705     $33,795    $29,847


(1) Based on average shares outstanding determined daily.
(2) Annualized
(3) Adjusted for reverse 5:1 stock split on January 13, 1997.

                                                CAPSTONE GOVERNMENT INCOME FUND
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Capstone Fixed Income Series, Inc.
Houston, Texas

We have audited the accompanying statement of assets and liabilities of Capstone Government Income Fund (the "Fund"), a series of Capstone Fixed Income Series, Inc., including the portfolio of investments and schedule of option contracts written, as of November 30, 1997, the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of Capstone Government Income Fund for the year ended November 30, 1996 and the financial highlights for the year then ended, the eleven months ended November 30, 1995, and each of the three years in the period ended December 31, 1994 were audited by other auditors whose reports dated December 13, 1996 and February 9, 1993, expressed unqualified opinions on the statement of changes in net assets and the financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Government Income Fund as of November 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.



                                               Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
December 19, 1997

                         CAPSTONE GOVERNMENT INCOME FUND
                           5847 San Felipe, Suite 4100
                              Houston, Texas 77057
                                 1-800-262-6631


                          ANNUAL REPORT TO SHAREHOLDERS
                                November 30, 1997

-------------------------------------------------------------------------------


         DIRECTORS                       OFFICERS

         Edward L. Jaroski               Edward L. Jaroski
                                                  President
         James F. Leary
                                         Howard S. Potter
         John R. Parker                           Executive Vice President

         Bernard J. Vaughan              Dan E. Watson
                                                  Executive Vice President

                                         John M. Metzinger
                                                  Vice President

                                         Linda G. Giuffre
                                                  Treasurer

                                         Iris R. Clay
                                                  Secretary

                                         Norma R. Ybarbo
                                                  Assistant Secretary


-------------------------------------------------------------------------------


  INVESTMENT ADVISER                         TRANSFER AGENT

  Capstone Asset Management Company          FPS Services, Inc.
  5847 San Felipe                            3200 Horizon Drive
  Suite 4100                                 P.O. Box 61503
  Houston, TX 77057                          King of Prussia, PA 19406-0903
                                             1-800-845-2340

  ADMINISTRATOR                              CUSTODIAN

  Capstone Asset Management Company          Fifth Third Bank, N.A.
  5847 San Felipe                            Fifth Third Center
  Suite 4100                                 38 Fountain Square Plaza
  Houston, TX 77057                          Cincinnati, OH 45263

  UNDERWRITER                                AUDITORS

  Capstone Asset Management Company          Briggs, Bunting & Dougherty, LLP
  5847 San Felipe, Suite 4100                Two Logan Square, Suite 2121
  Houston, TX 77057                          Philadelphia, PA 19103-4901
  1-800-262-6631

                                  ANNUAL REPORT
                                NOVEMBER 30, 1997

                                    CAPSTONE
                                   GOVERNMENT
                                   INCOME FUND


GRAPHIC OF: Pyramid

                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds



GRAPHIC OF: Pyramid
                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS
-------------------------------------------------------------------------------

EQUITY
     o Capstone Growth Fund, Inc.

FIXED INCOME
     o Capstone Government Income Fund

INTERNATIONAL/GLOBAL

     o Capstone Japan Fund
     o Capstone New Zealand Fund

             For more complete information about the Capstone Funds
           including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
                       Please read it carefully before you
                             invest or send money.


          This publication must be accompanied or preceded by a current prospectus for Capstone Government Income Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                         CAPSTONE GOVERNMENT INCOME FUND
                           5847 SAN FELIPE, SUITE 4100
                                HOUSTON, TX 77057